FORM OF
                       SUPPLEMENT DATED MARCH 16, 2001 TO
                        PROSPECTUS DATED MAY 1, 2000 FOR
                  INVESTORS SELECT FLEXIBLE PREMIUM INDIVIDUAL
                         VARIABLE LIFE INSURANCE POLICY
                     Issued by LINCOLN BENEFIT LIFE COMPANY
          In connection with LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT

This supplement updates certain information contained in the prospectus and supersedes any inconsistent information. You should attach this supplement to the prospectus and retain it with the prospectus for future reference. You may obtain an additional copy of the prospectus, free of charge, by writing or calling Lincoln Benefit Life Company ("Lincoln Benefit") at the address or telephone number set forth below.

On March 14, 2001, the Substitution Application filed by Lincoln Benefit Life Company, Lincoln Benefit Life Variable Annuity Account, Lincoln Benefit Life Variable Life Account, and IAI Retirement Funds, Inc., ("IAI") was granted by the Securities and Exchange Commission to allow the substitution of shares of the IAI Portfolios with shares of the Replacement Portfolios identified below:

                     IAI Portfolios                                Replacement Portfolios
                     --------------                                ----------------------
         IAI Reserve Portfolio                     ->    SVLIF Bond Portfolio (Class A)
         IAI Balanced Portfolio                    ->    Janus Aspen Series Balanced Portfolio
                                                           (Institutional Class)
         IAI Regional Portfolio                    ->    Janus Aspen Series Growth Portfolio
                                                           (Institutional Class)

Lincoln Benefit accomplished the substitution by redeeming shares of the IAI Portfolios and simultaneously purchasing shares of the Replacement Portfolios at the close of business on March 15, 2001. The substitution will result in no change in the amount of any Owner's contract value or death benefit. Lincoln Benefit and IAI will assume all costs and expenses associated with the substitution.

Contract Owners invested in the IAI Portfolios will be mailed a notice of the substitution by March 20, 2001. We currently waive the transfer fee on all transfers and, while we reserve the right at any time to impose that fee on any transfer after the first in each month, we have no current intention of collecting that fee. For a period of thirty-one (31) days from the mailing of the Notice, Contract owners may transfer all assets, as substituted, to any other available subaccount without limitation or charge. During the thirty-one
(31) day period after the Notice is mailed, we will not exercise our right to impose a transfer fee with respect to transfers involving the assets affected by the Substitutions.

You may obtain a prospectus by writing or calling Lincoln Benefit at the address or telephone number set out below.

                          Lincoln Benefit Life Company
             Street Address: 2940 South 84th St., Lincoln, NE 68506
            Mailing Address: P. O. Box 82532, Lincoln, NE 68501-2532
                        Telephone Number: 1-800-525-9287